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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



     Date of Report:                         July 3, 1995
(Date of earliest event reported)



                       BROWNING-FERRIS INDUSTRIES, INC.
              (Exact name of registrant as specified in charter)


                         Commission file number 1-6805


         Delaware                                 74-1673682
  (State of Incorporation)            (I.R.S. Employer Identification No.)

           757 N. Eldridge
           Houston, Texas                                     77079
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: 713/870-8100.

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Item 7.   Financial Statements and Exhibits

  This Form 8-K is being filed in order to file certain exhibits to Registration Statement No. 33-58891 and such exhibits are being incorporated into Registration Statement No. 33-58891.

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
                                               SEC File or
                                              Registration           Exhibit
       Exhibits                                   Number              Number
       --------                               ------------           -------


1(a)   Underwriting Agreement between
       Browning-Ferris Industries, Inc.,
       and Goldman, Sachs & Co. and
       CS First Boston Corporation as
       Representatives of the Underwriters
       named therein, dated June 28, 1995

4(i)   Purchase Contract Agreement, dated
       as of June 28, 1995, between
       Browning-Ferris Industries, Inc.
       and The First National Bank of
       Chicago, as Purchase Contract Agent
       (including as Exhibit A thereto the
       form of Security Certificate).

4(j)   Pledge Agreement, dated as of
       June 28, 1995, among
       Browning-Ferris Industries, Inc.,
       Texas Commerce Bank National
       Association, as Collateral Agent,
       and The First National Bank of
       Chicago, as Purchase Contract Agent.

8.     Opinion of Sullivan & Cromwell
       with respect to certain tax matters.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its be half by the undersigned hereto duly authorized.

                                 SIGNATURE




                                   BROWNING-FERRIS INDUSTRIES, INC.
                                          (Registrant)


July 3, 1995                       By:     /s/ Henry L. Hirvela
                                        --------------------------------
                                              Henry L. Hirvela
                                        Vice President and Treasurer